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Exhibit 23

CONSENT OF INDEPENDENT REGISETERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statement No. 333-193362 on Form S-8 of our report dated March 19, 2015 on the consolidated financial statements of Coastway Bancorp, Inc. and Subsidiary as of December 31, 2014 and 2013, and for the years then ended, appearing in this Annual Report on Form 10-K.

/s/ Wolf & Company, P.C.
Boston, Massachusetts
March 19, 2015

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  Exhibit 23
CONSENT OF INDEPENDENT REGISETERED PUBLIC ACCOUNTING FIRM